UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  December 28, 2009


                                  BEL FUSE INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                   New Jersey
              ----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            0-11676                                        22-1463699
-----------------------------------          -----------------------------------
     (Commission File Number)                  (IRS Employer Identification No.)



         206 Van Vorst Street, Jersey City, New Jersey        07302
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           (Address of principal executive offices)         (Zip Code)




       Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


          [ ]   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

          [ ]   Soliciting  material pursuant to  Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

          [ ]   Pre-commencement communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          [ ]   Pre-commencement communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01   Entry into a Material Definitive Agreement.

                    On December 28, 2009, the Registrant entered into a stock purchase agreement with Safran USA, Inc. ("Safran U.S.") and Safran UK Limited (together with Safran U.S., the "Sellers"). Subject to the satisfaction of certain conditions, including the consent and/or approval of certain third parties with respect to the transfer or assignment of certain contractual obligations and other liabilities, the stock purchase agreement provides for the sale to the Registrant or its designee of all of the issued and outstanding capital stock of Cinch Connectors, Inc. ("Cinch U.S.") and Cinch Connectors Limited ("Cinch U.K.") in exchange for an aggregate purchase price of $37,500,000.00 in cash, funded with cash on hand, plus approximately $1,500,000.00 for the assumption of certain expenses. The final purchase price is subject to certain adjustments related to working capital. As part of the stock purchase agreement, the Registrant or its designee shall also be acquiring all of the issued and outstanding capital stock of Cinch Connectors de Mexico, S.A. de C.V. (together with Cinch U.S. and Cinch U.K., the "Cinch Companies"), 99.9% of which is owned by Cinch U.S and 0.1% of which will be transferred from Labinal Investments, Inc., an affiliate of the Sellers.

                    The Cinch Companies manufacture a broad range of interconnect products for customers in the military and aerospace, high-performance computing, telecom/datacom, and transportation markets.

                    The Registrant has issued a press release describing the execution and delivery of the stock purchase agreement.


Item 9.01   Financial Statements and Exhibits.

          (c)   Exhibits

          Exhibit 99.1 - Press release dated December 28, 2009.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               BEL FUSE INC.


                                           By: /s/ Colin Dunn
                                              ----------------------------------
                                               Name:  Colin Dunn
                                               Title: Vice President of Finance

Dated:  December 28, 2009



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                                  EXHIBIT INDEX


          Exhibit 99.1 - Press release dated December 28, 2009.